SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2011

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33664	43-1857213
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri 63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Issuance of Senior Notes due 2020

On December 14, 2011 (the “Closing Date”), CCO Holdings, LLC (“CCO Holdings”) and CCO Holdings Capital Corp. (together with CCO Holdings, the “Issuers”), indirect subsidiaries of Charter Communications, Inc. (the “Company”), completed the public sale of $750 million aggregate principal amount of 7.375% Senior Notes due 2020 (the “Notes”).  The offering and sale of the Notes were made pursuant to a shelf registration statement on Form S-3, initially filed with the Securities and Exchange Commission on January 4, 2011, as amended on May 3, 2011, and as further amended on November 9, 2011, and a prospectus supplement dated November 30, 2011. The Issuers’ payment obligations under the Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company.

The Notes resulted in net proceeds approximately $740.25 million after deducting underwriting discounts and commissions.  The net proceeds of this issuance, among other things, will be used, as previously announced:  (i) by Charter Communications Operating, LLC (“Charter Operating”) to make a tender offer for certain of Charter Operating 8.0% and 10.875% second lien notes, (ii) by CCH II, LLC (“CCH II”) to make a tender offer for certain of CCH II 13.5% senior notes, (iii) to make an intercompany loan to Charter Operating, and (iv) for general corporate purposes.

In connection therewith, the Issuers entered into the following agreements:

Indenture

On the Closing Date, the Issuers (and the Company as parent guarantor party thereto) entered into a Second Supplemental Indenture with The Bank of New York Mellon Trust Company, N. A. as trustee (the “Trustee”) providing for the issuance of the notes (the “Supplemental Indenture”) and the terms thereof. The Supplemental Indenture supplements a base indenture previously entered into on May 10, 2011 between the Issuers, the Company, as guarantor and the Trustee (the “Base Indenture” and together with the Supplemental Indenture, the “Indenture”) providing for the issuance of the Notes generally.  The Indenture provides, among other things, that the Notes are general unsecured obligations of the Issuers.  Interest is payable on the Notes on each June 1 and December 1, commencing June 1, 2012.  The Company may redeem some or all of the Notes at any time prior to December 1, 2015 at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, on such Notes plus an applicable make-whole premium. On or after December 1, 2015, the Issuers may redeem some or all of the Notes at redemption prices set forth in the Supplemental Indenture.  In addition, at any time prior to December 1, 2014, the Issuers may redeem up to 35% of the aggregate principal amount of the Notes at a redemption price equal to 107.375% of the principal amount thereof plus accrued and unpaid interest to the redemption date, with the net cash proceeds of certain equity offerings, provided that certain conditions are met.

The Issuers’ payment obligations under the Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company.

The terms of the Indenture, among other things, limit the ability of the Issuers to incur additional debt and issue preferred stock; pay dividends or make other restricted payments; make certain investments; create liens; allow restrictions on the ability of certain of its subsidiaries to pay dividends or make other payments to it; sell assets; merge or consolidate with other entities; and enter into transactions with affiliates.

Subject to certain limitations, in the event of a Change of Control (as defined in the Supplemental Indenture), the Issuers will be required to make an offer to purchase the Notes at a price equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, to the date of repurchase.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indenture; failure to pay certain other indebtedness; failure to pay certain final judgments; failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding series of Notes may declare all the Notes of such series to be due and payable immediately.

Copies of the Base Indenture and the Supplemental Indenture are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein. The above description of the material terms of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the exhibit.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under “Indenture” in Item 1.01 above is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

The press release announcing the closing on the sale of the Notes is attached as Exhibit 99.1.  The Early Tender Date for the tender offers, noted above, was 5:00 p.m., New York City time, on Tuesday, December 13, 2011, with holders of approximately $407 million aggregate principal amount of Charter Operating’s 8.00% second lien notes (“2012 Notes”), $234 million aggregate principal amount of Charter Operating’s 10.875% second lien notes (“2014 Notes”) and $668 million aggregate principal amount of CCH II’s 13.50% senior notes (“2016 Notes” and, together with the 2012 Notes and the 2014 Notes, the “Notes”) having validly tendered their Notes.  Charter Operating paid the tender price to the holders of the 2012 Notes on December 14, 2011 and will purchase any additional 2012 Notes along with tendered 2014 Notes and 2016 Notes in an aggregate amount of up to $1 billion in accordance with the terms of the tender offer.  The press release announcing the initial results of the tender offers in more detail is attached as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

4.1
Indenture dated as of May 10, 2011, by and among CCO Holdings, LLC, and CCO Holdings Capital Corp., as Issuers, Charter Communications, Inc., as Parent Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the current report on Form 8-K of Charter Communications, Inc. filed on May 13, 2011 (File No. 001-33664)).

4.2
Second Supplemental Indenture dated as of December 14, 2011 by and among CCO Holdings, LLC, and CCO Holdings Capital Corp., as Issuers, Charter Communications, Inc., as Parent Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.*

5.1	Opinion of Kirkland & Ellis LLP.*
99.1	Press release announcing the closing on the sale of the Notes dated December 14, 2011.*
99.2	Press release announcing the initial results of the tender offers dated December 14, 2011.*
___________

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CHARTER COMMUNICATIONS, INC.
                               Registrant

Dated: December 20, 2011

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Senior Vice President-Finance, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1
Indenture dated as of May 10, 2011, by and among CCO Holdings, LLC, and CCO Holdings Capital Corp., as Issuers, Charter Communications, Inc., as Parent Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the current report on Form 8-K of Charter Communications, Inc. filed on May 13, 2011 (File No. 001-33664)).

4.2
Second Supplemental Indenture dated as of December 14, 2011 by and among CCO Holdings, LLC, and CCO Holdings Capital Corp., as Issuers, Charter Communications, Inc., as Parent Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.*

5.1	Opinion of Kirkland & Ellis LLP.*
99.1	Press release announcing the closing on the sale of the Notes dated December 14, 2011.*
99.2	Press release announcing the initial results of the tender offers dated December 14, 2011.*
___________

* filed herewith